                                                                    Exhibit 10.4

                          SP ACQUISITION HOLDINGS, INC.

                                 FOUNDER'S UNITS

                               PURCHASE AGREEMENT

            THIS FOUNDER'S UNITS PURCHASE AGREEMENT (this "Agreement"), dated as of March 30, 2007, is entered into by and among SP Acquisition Holdings, Inc, a
Delaware corporation (the "Company"), SP Acq LLC, a Delaware limited liability company (the "Seller") and Steel Partners II, L.P., a Delaware limited partnership ("Purchaser").

            WHEREAS, the Company intends to file a registration statement (the
"Registration Statement") for the initial public offering of units (the "Initial
Public Offering"), each unit consisting of one share of the Company's common stock, par value $0.001 per share (a "Share"), and one warrant to purchase one
Share at an exercise price of $7.50 per Share.

            WHEREAS, pursuant to the Founder's Securities Purchase Agreement, dated as of March 22, 2007, by and between the Company and Seller (the
"Securities Purchase Agreement"), Seller purchased for an aggregate purchase price of $25,000, 7,500,000 units (the "Founder's Units"), each consisting of one share of the Company's common stock, par value $0.001 per share and one warrant to purchase one Share at an exercise price of $7.50 per share.

            WHEREAS, the Purchaser desires to purchase and the Seller desires to sell as of the date of this Agreement, upon the terms and conditions set forth in this Agreement, that certain number of Founder's Units to be determined in accordance with Section 1(C)(vi)(a) based on the number of units to be sold at the Initial Public Offering (the "Steel Founder's Units") at a price per Unit equal to $.0033 (the "Steel Founder's Units Purchase Price"), each consisting of one share of the Company's common stock, par value $0.001 per share (the "Steel
Founder's Shares") and one warrant to purchase one Share at an exercise price of
$7.50 per share (the "Steel Initial Founder's Warrants').

            NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. AUTHORIZATION, PURCHASE AND SALE; TERMS OF THE STEEL FOUNDER'S UNITS.

      A. Authority to Sell. The Seller represents that it is authorized to sell the Steel Founder's Units to the Purchaser in accordance with the terms hereof.

      B. Closing. On the closing date, which shall occur promptly after the later of the consummation of the Initial Public Offering, or the exercise in full or expiration of the underwriters over-allotment option in the Initial
Public Offering, the Seller shall transfer to the Purchaser the Steel Founder's
Units and the Purchaser shall remit to the Seller the Steel Founder's Units
Purchase Price. The Seller shall cause the Company to deliver certificates evidencing the Steel Founder's Units, Steel Founder's Shares and Steel Initial
Founder's Warrants, to be purchased by Purchaser hereunder, registered in the
Purchaser's name, upon the payment by the Purchaser of the Steel Founder's Units
Purchase Price by check or wire transfer of immediately available funds to Steel
Partners, Ltd. for the benefit of Seller.

      C. Terms of the Steel Founder's Units, Steel Founder's Shares and Steel
Initial Founder's Warrants.

                  (i) Steel Founder's Units: Each Unit of the Steel Founder's
Units shall consist of one Steel Founder's Share and one Steel Initial Founder's
Warrant and shall have the terms set forth in the Unit Certificate attached as
EXHIBIT A hereto.

                  (ii) Steel Founder's Shares: The Steel Founder's Shares shall have the terms set forth in the Certificate of Incorporation of the Company and the Founder's Share Certificate attached as EXHIBIT B hereto. Without limiting the foregoing, Purchaser hereby expressly agrees that if the Company consummates the Initial Public Offering, then (i) in connection with the stockholder vote required to approve a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or assets (a "Business
Combination"), Purchaser agrees to vote the Steel Founder's Shares in accordance with a majority of the shares of common stock voted by holders of shares of common stock issued in the Initial Public Offering and (ii) Purchaser agrees to waive any right to participate in any liquidation distribution to the extent set forth in Section 2.D of this Agreement.

                  (iii) Steel Initial Founder's Warrants: The Steel Initial
Founder's Warrants shall have the terms set forth in the Warrant Agreement set forth as EXHIBIT C hereto.

                  (iv) Transfer Restrictions: In addition to the restrictions on transfer set forth in Section 5 hereof, the Purchaser shall not sell or transfer the Steel Founder's Units, Steel Founder's Shares, Steel Initial Founder's
Warrants and the Shares underlying the Steel Initial Founder's Warrants
(collectively, the "Securities") for a period of one year from the date the
Company completes its initial business combination except to a Permitted
Transferee (as defined in the Warrant Agreement) who agrees in writing with the
Company to be subject to such transfer restrictions; vote the Steel Founder's
Shares as provided in (ii) above; waive any right to participate in any liquidation distribution as provided in (ii) above and agrees to the forfeiture of the Steel Founder's Units, Steel Founder's Shares and Steel Initial Founder's
Warrants as provided in (vii) below. During this period, Purchaser and its
Permitted Transferees shall retain all other rights of holders of Shares, including, without limitation, the right to vote their Shares (except as described above with respect to a Business Combination) and the right to receive cash dividends, if declared. If dividends are declared and payable in Shares, such dividends will also be subject to the restrictions contained in this
Section 1.C.(iv).

                  (v) Registration Rights: In connection with the closing of the
Initial Public Offering, the Company and the Purchaser shall enter into an agreement (the "Registration Rights Agreement") granting the Purchaser registration rights with respect to the Securities.

                  (vi) Number of Steel Founder's Units to be sold and Alternate
Purchaser for Steel Founder's Units.

                  (a) Number of Steel Founder's Units to be Sold. The number of
Steel Founder's Units that Purchaser is receiving pursuant to this Agreement shall be determined using the following formula:

                                 30,000,000
                           U = -------------- X (Y - F)
                               T + 30,000,000

      U = The number of Steel Founder's Units that Purchaser shall purchase
      T = Total Proceeds of the Initial Public Offering (Including the
          Over-Allotment, If Exercised)
      Y = The number of Founder's Units originally issued to the Seller by the
          Company
      F = Number of Founder's Units Issued to the Company's Directors

                  (b) Alternate Purchaser of Steel Founder's Units. In the event that Purchaser is unable to make the Co-Investment (as defined herein), the
Seller shall return the Steel Founder's Units purchased under this Agreement to the Seller for the Steel Founders Units Purchase Price.

                  (vii) Forfeiture of Steel Founder's Units, Steel Founder's
Shares and Steel Initial Founder's Warrants: In the event that the Purchaser or the Seller fails to purchase an aggregate of 3,000,000 Units at a price of
$10.00 per Unit ($30.0 million in the aggregate) in a private placement that will occur immediately prior to the consummation of a Business Combination (the
"Co-Investment") by the Company pursuant to the terms of a Co-Investment
Agreement to be entered into among the Company and Steel Partners II, L.P.,
Purchaser agrees to surrender and forfeit all of its Steel Founders' Units,
Steel Founder's Shares and Steel Initial Founder's Warrants to the Company.

Section 2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

            As a material inducement to the Company and the Seller to enter into this Agreement and for the Seller to sell the Steel Founder's Units, Purchaser hereby represents and warrants to the Seller and the Company that:

      A. Capacity and State Law Compliance. Such Purchaser has engaged in the transactions contemplated by this Agreement within a state in which the offer and sale of the Steel Founder's Units is permitted under applicable securities laws.

      B. Authorization. This Agreement constitutes a valid and binding obligation of such Purchaser, enforceable in accordance with its terms.

      C. Investment Representations.

                  (i) Such Purchaser is acquiring the Securities for its own account, for investment only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

                  (ii) Such Purchaser is an "accredited investor" as such term is defined in Rule 501(a)(3) of Regulation D.

                  (iii) Such Purchaser understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Seller and the Company are relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations and warranties of such
Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire such Securities.

                  (iv) Such Purchaser did not decide to enter into this
Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended (the
"Securities Act").

                  (v) Such Purchaser has been furnished with all materials
relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Purchaser. Such Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. Such Purchaser understands that its investment in the Securities involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as such
Purchaser has considered necessary to make an informed investment decision with respect to such Purchaser's acquisition of the Securities.

                  (vi) Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by such Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the
Securities.

                  (vii) Such Purchaser understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the
Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, such Purchaser understands that the Securities and
Exchange Commission has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after a Business
Combination, are deemed to be "underwriters" under the Securities Act when reselling the securities of a blank check company. Based on that position, Rule
144 adopted pursuant to the Securities Act would not be available for resale transactions of the Securities despite technical compliance with the requirements of such Rule, and the Securities can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act. Such Purchaser is able to bear the economic risk of its investment in the Securities for an indefinite period of time.

                  (viii) Such Purchaser has such knowledge and expertise in
financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder. Such Purchaser has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the
Securities. Such Purchaser can afford a complete loss of its investment in the
Securities.

      D. Waiver of Right to Amounts in the Trust Account and Indemnification.

                  (i) Such Purchaser hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the trust account established by the Company for the deposit of proceeds from the Initial Public
Offering and the sale of the Additional Founder's Warrants (as defined in the
Securities Purchase Agreement), as a result of any liquidation of the trust account, with respect to the Steel Founder's Shares ("Claim") and hereby waives any Claim it may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the trust account for any reason whatsoever except for any amounts to which it may be entitled upon liquidation of the Company in respect of such Purchaser's ownership of Shares other than the Steel Founder's Shares.

                  (ii) Such Purchaser acknowledges and agrees that the
stockholders of the Company, including those who purchase the units in the
Initial Public Offering, are and shall be third-party beneficiaries of the foregoing provisions of Section 2.D. of this Agreement.

                  (iii) Such Purchaser agrees that to the extent any waiver of rights under this Section 2.D. is ineffective as a matter of law, such Purchaser has offered such waiver for the benefit of the Seller and the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. Such Purchaser acknowledges the receipt and sufficiency of consideration received from the Seller and the Company hereunder in this regard.

Section 3. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

            All of the representations and warranties contained herein shall survive the purchase of the Securities hereunder.

Section 4. DEFINITIONS.

            Terms used but not otherwise defined in this Agreement shall have the meaning assigned such terms in the Registration Statement.

Section 5. MISCELLANEOUS.

            A. Legends.

                  (i) The certificates evidencing the Steel Founder's Units and the Steel Founder's Shares will include the legend set forth on EXHIBITS A AND B hereto, respectively, which Purchaser has read and understands. The Steel
Initial Founder's Warrants and Shares issued upon exercise of the Steel Initial
Founder's Warrants (as defined in the Warrant Agreement) will include the legend set forth in EXHIBIT B to the Warrant Agreement in the case of the Warrants and in the Warrant Agreement in the case of the Shares, which Purchaser has read and understands.

                  (ii) By accepting the Securities, Purchaser agrees, prior to any transfer of the Securities, to give written notice to the Company expressing its desire to effect such transfer and describing briefly the proposed transfer.
Upon receiving such notice, the Company shall present copies thereof to its counsel and Purchaser agrees not to make any disposition of all or any portion of the Securities unless and until:

                  (a) there is then in effect a registration statement under the
Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, in which case the legends set forth above with respect to the Securities sold pursuant to such registration statement shall be removed; or

                  (b) if reasonably requested by the Company, (A) Purchaser
shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act, (B) the Company shall have received customary representations and warranties regarding the transferee that are reasonably satisfactory to the Company signed by the proposed transferee and (C)
the Company shall have received an agreement by such transferee to the restrictions contained in the legends referred to in (i) hereof.

            Notwithstanding the foregoing, Purchaser also understands and acknowledges that the transfer of the Steel Founder's Units, Steel Founder's
Shares and the Steel Initial Founder's Warrants and exercise of the Steel
Initial Founder's Warrants are subject to the specific conditions to such transfer or exercise as outlined herein and the Warrant Agreement as to which
Purchaser specifically assents by its execution hereof.

                  (iii) The Company may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent its counsel considers it necessary to ensure compliance with federal and state securities laws and the transfer restrictions contained elsewhere in this Agreement and the Warrant Agreement.

      B. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement.

      C. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this
Agreement.

      D. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

      E. Descriptive Headings; Interpretation. The descriptive headings of this
Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

      F. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State. The parties agree that, all actions and proceedings arising out of this Agreement or any of the transactions contemplated hereby, shall be brought in the United States District Court for the Southern District of New York or in a New York State Court in the County of
New York and that, in connection with any such action or proceeding, submit to the jurisdiction of, and venue in, such court. Each of the parties hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Agreement or the transactions contemplated hereby.

      G. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent:

If to the Company:         SP Acquisition Holdings, Inc.
                           590 Madison Avenue, 32nd Floor
                           New York, NY 10022
                           Fax No.: (212) 520-2301

With a copy to:            Steve Wolosky
                           Olshan Grundman Frome Rosenzweig & Wolosky LLP
                           65 East 55th Street
                           New York, NY 10022
                           Fax No.: (212) 451-2222

If to the Seller:          SP Acq LLC
                           590 Madison Avenue, 32nd Floor
                           New York, NY 10022
                           Fax No.: (212) 520-2301

If to Purchaser:           Steel Partners II, L.P.
                           590 Madison Avenue, 32nd Floor
                           New York, NY 10022
                           Fax No.: (212) 520-2301

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

            H. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Purchase
Agreement on the date first written above.

SP ACQUISITION HOLDINGS, INC.

/s/ Warren G. Lichtenstein
-----------------------------------------------------
By: Warren G. Lichtenstein, Chairman of the Board of
    Directors, President and Chief Executive Officer

SP ACQ LLC

/s/ Warren G. Lichtenstein
-----------------------------------------------------
By: Warren G. Lichtenstein, Managing Member

STEEL PARTNERS II, L.P.

By:    Steel Partners L.L.C.
       Its General Partner

/s/ Warren G. Lichtenstein
-----------------------------------------------------
By: Warren G. Lichtenstein, Managing Member

                          SPECIMEN OF UNIT CERTIFICATE

                          SP ACQUISITION HOLDINGS, INC.
No._______   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE  _____ UNIT(S)

UNIT(S) EACH CONSISTING OF ONE SHARE OF COMMON STOCK AND ONE WARRANT TO PURCHASE
                            ONE SHARE OF COMMON STOCK

                       SEE REVERSE FOR CERTAIN DEFINITIONS

THIS  CERTIFIES  THAT  ____________________________________________IS  THE OWNER
OF____________________________________________________________________________
UNIT(S). EACH UNIT ("UNIT") CONSISTS OF ONE (1) SHARE OF COMMON STOCK, PAR VALUE
$0.001 PER SHARE ("COMMON STOCK"), OF SP ACQUISITION HOLDINGS,  INC., A DELAWARE
CORPORATION  (THE  "CORPORATION"),  AND ONE WARRANT  (EACH,  A "WARRANT").  EACH
WARRANT  ENTITLES THE HOLDER TO PURCHASE ONE (1) SHARE OF COMMON STOCK FOR $7.50
PER SHARE (SUBJECT TO ADJUSTMENT).  THE COMMON STOCK AND WARRANT COMPRISING EACH
UNIT REPRESENTED BY THIS  CERTIFICATE ARE NOT  TRANSFERABLE  SEPARATELY PRIOR TO
FIVE  BUSINESS  DAYS  FOLLOWING  THE EARLIER TO OCCUR OF THE  EXPIRATION  OF THE
OVER-ALLOTMENT  OPTION OF THE UNDERWRITERS OF THE  CORPORATION'S  INITIAL PUBLIC
OFFERING  (THE  "IPO")  AND THE  EXERCISE  IN FULL BY THE  UNDERWRITERS  OF SUCH
OPTION.  THE TERMS OF THE  WARRANTS  ARE  GOVERNED BY A WARRANT  AGREEMENT  (THE
"WARRANT  AGREEMENT")  BETWEEN  THE  CORPORATION  AND ITS  TRANSFER  AGENT TO BE
ENTERED  INTO  UPON  THE  EFFECTIVENESS  OF  THE  CORPORATION'S  INITIAL  PUBLIC
OFFERING,  AS  AMENDED,  RESTATED  OR  SUPPLEMENTED  FROM TIME TO TIME,  AND ARE
SUBJECT TO THE TERMS AND PROVISIONS  CONTAINED  THEREIN,  ALL OF WHICH TERMS AND
PROVISIONS  THE HOLDER OF THIS  CERTIFICATE  CONSENTS TO BY  ACCEPTANCE  HEREOF.
COPIES  OF  THE  WARRANT  AGREEMENT  WILL  BE ON  FILE  AT  THE  OFFICE  OF  THE
CORPORATION,  AND WILL BE AVAILABLE TO ANY WARRANT HOLDER ON WRITTEN REQUEST AND
WITHOUT COST.

THE SECURITIES  REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED,  OR ANY STATE  SECURITIES LAWS, AND MAY NOT BE OFFERED,
SOLD,   TRANSFERRED  OR  OTHERWISE  DISPOSED  OF  UNLESS  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  AND ANY APPLICABLE STATE SECURITIES LAWS OR
AN EXEMPTION  FROM SUCH  REGISTRATION  IS AVAILABLE.  THESE  SECURITIES ARE ALSO
SUBJECT TO FORFEITURE AND ADDITIONAL  RESTRICTIONS  ON TRANSFER OR SALE PURSUANT
TO AN INITIAL FOUNDER'S  SECURITIES  PURCHASE  AGREEMENT DATED MARCH 22, 2007, A
COPY OF WHICH CAN BE OBTAINED FROM THE COMPANY AT ITS EXECUTIVE OFFICES.

SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS
UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE CORPORATION.

WITNESS THE SEAL OF THE  CORPORATION  AND THE  FACSIMILE  SIGNATURE  OF ITS DULY
AUTHORIZED OFFICER.

DATED:              , 2007

                          SP ACQUISITION HOLDINGS, INC.
                                                         _______________________
                                 CORPORATE SEAL             AUTHORIZED OFFICER

                                    DELAWARE

--------------------------------------------------------------------------------

            The following  abbreviations,  when used in the  inscription  on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    as tenants in common       Unif Gift Min Act -  _____ Custodian _____

TEN ENT    tenants by the entireties                       (Cust) (Minor)

           as joint tenants with                           Under Uniform Gifts
           right of survivorship and                       to Minors Act:
JT TEN     not as tenants in common                        _____________________
                                                                  (State)

            Additional  abbreviations  may also be used  though not in the above list.

                          SP ACQUISITION HOLDINGS, INC.

            The Corporation  will furnish without charge to each stockholder who so requests the powers, designations,  preferences and relative,  participating, option or other special  rights of each class of stock or series  thereof of the
Corporation  and  the  qualifications,  limitations,  or  restrictions  of  such preferences and/or rights. This certificate and the Units represented hereby are issued and shall be held subject to the terms and  conditions  applicable to the securities underlying and comprising the Units.

FOR VALUE RECEIVED,                      HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

UNITS  REPRESENTED  BY  THE  WITHIN  CERTIFICATE,   AND  DO  HEREBY  IRREVOCABLY
CONSTITUTE AND APPOINT _________________ ATTORNEY, TO TRANSFER THE SAID UNITS ON
THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE
PREMISES.

DATED __________________                        BY:
                                                NOTICE:  THE  SIGNATURE  TO THIS
                                                ASSIGNMENT  MUST CORRESPOND WITH
                                                THE  NAME AS  WRITTEN  UPON  THE
                                                FACE OF THE CERTIFICATE IN EVERY
                                                PARTICULAR,  WITHOUT  ALTERATION
                                                OR  ENLARGEMENT  OR  ANY  CHANGE
                                                WHATEVER.

                                                                       Exhibit B

              [SPECIMEN INITIAL FOUNDER'S COMMON STOCK CERTIFICATE]

NUMBER                                                        SHARES

CUSIP

                          SP ACQUISITION HOLDINGS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001
                           EACH OF THE COMMON STOCK OF

                          SP ACQUISITION HOLDINGS, INC.

TRANSFERABLE  ON THE BOOKS OF THE  CORPORATION  IN PERSON OR BY DULY  AUTHORIZED
ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.  THIS CERTIFICATE
IS NOT VALID UNLESS  COUNTERSIGNED  BY THE TRANSFER  AGENT AND REGISTERED BY THE
REGISTRAR.  WITNESS THE SEAL OF THE CORPORATION AND THE FACSIMILE  SIGNATURES OF
ITS DULY AUTHORIZED OFFICERS.

Dated:                     SP Acquisition Holdings, Inc.
                               CORPORATE DELAWARE
                                      SEAL

    _________________                                       _________________
        PRESIDENT                                               SECRETARY

                                    DELAWARE

--------------------------------------------------------------------------------

The following  abbreviations,  when used in the  inscription on the face of this certificate,  shall  be  construed  as  though  they  were  written  out in full according to applicable laws or regulations:

TEN COM    as tenants in common       UNIF GIFT MIN ACT -  _____ Custodian _____

TEN ENT    tenants by the entireties                       (Cust)        (Minor)

           as joint tenants with                           Under Uniform Gifts
           right of survivorship and                       to Minors Act
JT TEN     not as tenants in common                        _____________________
                                                                  (State)

     Additional Abbreviations may also be used though not in the above list.

                          SP Acquisition Holdings, Inc.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

--------------------------------------------------------------------------------
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED,
SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR
AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO
SUBJECT TO (I) FORFEITURE, (II) ADDITIONAL RESTRICTIONS ON TRANSFER OR SALE AND
(III) VOTING REQUIREMENTS AND HOLDERS OF THE SECURITIES WAIVE ANY RIGHT TO
PARTICIPATE IN A LIQUIDATION DISTRIBUTION IN CERTAIN CIRCUMSTANCES, IN EACH CASE
PURSUANT TO AN INITIAL PURCHASER'S SECURITIES PURCHASE AGREEMENT DATED MARCH 22,
2007, A COPY OF WHICH CAN BE OBTAINED FROM THE COMPANY AT ITS EXECUTIVE OFFICES.

SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS
UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE CORPORATION.
--------------------------------------------------------------------------------

________________________________________________________________________________
For value received, _________________________________________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL
           SECURITY OR OTHER
              IDENTIFYING
          NUMBER OF ASSIGNEE
____________________________

____________________________

    _________________________________________________________________________
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF
                                   ASSIGNEE)

           ___________________________________________________________

           ___________________________________________________________

_________________________________________________________________________ SHARES

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WILL
FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated__________________
                                  _____________________________________________
                                  NOTICE:  The signature to this assignment
                                  must correspond with the name as written upon
                                  the face of the certificate in every
                                  particular, without alteration or enlargement
                                  or any change whatever.

Signature(s) Guaranteed:

______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE
17Ad-15).

                                                                       Exhibit C

                                WARRANT AGREEMENT